UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

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USA ZHIMINGDE INTERNATIONAL GROUP CORPORATION

(Exact name of registrant as specified in its charter)

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Nevada	0-52072	62-1299374
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

225 Broadway, Suite 910, New York, NY 10007

(Address of Principal Executive Office) (Zip Code)

(212) 608-8858

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On September 5, 2014, USA Zhimingde International Group Corporation retained the firm of Wei, Wei & Co., LLP to serve as its independent public accounting firm. At no time during the past two fiscal years or any subsequent period prior to September 5, 2014 did USA Zhimingde International Group Corporation consult with Wei, Wei & Co., LLP regarding any matter of the sort described in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered for USA Zhimingde International Group Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

USA Zhimingde International Group Corporation

Date: January 20, 2015	By:	/s/ Zhongquan Zou
Zhongquan Zou, Chief Executive Officer